UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2026
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 18, 2026, Mannix Aklian ceased to serve as Schrödinger, Inc.’s (the “Company”) Chief Commercial Officer, Global Head of Software Sales and Marketing, effective immediately. Paul Davie, the Company’s former Executive Vice President, Sales is returning to the Company as interim Chief Commercial Officer, Global Head of Software Sales and Marketing, while the Company conducts a search for a permanent replacement.
Item 7.01     Regulation FD Disclosure.
The Company reaffirms the full-year and second quarter 2026 financial and operational guidance provided in connection with the Company's first quarter 2026 earnings release, as set forth in the Company’s press release dated May 5, 2026, furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 5, 2026.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 including, but not limited to, the Company’s financial and operational outlook for the fiscal year ending December 31, 2026 and second quarter ending June 30, 2026. Statements including words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and statements in the future tense are forward-looking statements. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions the Company has made. Actual results may differ materially from those described in these forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and important factors that are beyond the Company’s control, including the Company’s ability to retain and hire key personnel, the demand for its software platform, its ability to further develop its computational platform, as well as the other risks and uncertainties under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the Securities and Exchange Commission, including the Company’s most recent Quarterly Report on Form 10-Q and in future filings and reports. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events, changes in expectations or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: May 20, 2026	By:	/s/ Yvonne Tran
Yvonne Tran
Chief Legal Officer and Corporate Secretary